                             NOTE EXCHANGE AGREEMENT

         THIS NOTE EXCHANGE AGREEMENT (this "AGREEMENT") made as of the 13 day of February, 2004, by and between 731 oFFICE One LLC, a Delaware limited liability company (BORROWER), having an office at c/o Alexander's Inc., 888 Seventh Avenue, New York, New York 10019 and German American Capital Corporation, a Maryland corporation (together with its successors and assigns, "LENDER"), having an address at 60 Wall Street, New York, New York 10005.

                              W I T N E S S E T H:

         WHEREAS, Lender is (a) the lawful owner and holder of that certain Amended Restated and Consolidated Note, dated as of February __, 2004, made by Borrower in favor of Lender (the "ORIGINAL NOTE"), (b) the lender under that certain Loan and Security Agreement, dated as of February __, 2004, as amended, between Borrower and Lender (the "LOAN AGREEMENT") and (c) the mortgagee under the Security Instrument (as defined in the Loan Agreement);

         WHEREAS, the total aggregate original principal amount of the Original
Note is Four Hundred Million Dollars ($400,000,000); and

         WHEREAS, Lender, as the holder of the Original Note, and Borrower, as the Borrower under the Original Note, have agreed, that the indebtedness evidenced by the Original Note shall be exchanged and replaced in its entirety for indebtedness evidenced by four (4) separate newly issued notes as follows:

                  (a) a Promissory Note A-1 to be dated as of the date hereof in the original principal amount of Ninety Million and No/100 Dollars ($90,000,000) ("NOTE A-1") and issued in favor of German American Capital Corporation;

                  (b) a Promissory Note A-2 to be dated as of the date hereof in the original principal amount of Ninety Five Million and No/100 Dollars ($95,000,000) ("NOTE A-2") and issued in favor of German American Capital Corporation;

                  (c) a Promissory Note A-3 to be dated as of the date hereof in the original principal amount of Thirty Five Million and No/100 Dollars ($35,000,000) ("NOTE A-3") and issued in favor of German American Capital Corporation;

                  (d) a Promissory Note A-4 to be dated as of the date hereof in the original principal amount of Ninety Four Million and No/100 Dollars ($94,000,000) ("NOTE A-4") and issued in favor of German American Capital Corporation;

                  (e) a Note A-X to be dated as of the date hereof in the original notional amount of Eighty Six Million and No/100 Dollars ($86,000,000) ("NOTE A-X") and issued in favor of German American Capital Corporation; and

                  (f) a Promissory Note B to be dated as of the date hereof in the original principal amount of Eighty Six Million and No/100 Dollars ($86,000,000) ("NOTE B") and issued in favor of German American Capital Corporation.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. On and after the date hereof, the principal indebtedness of Four Hundred Million Dollars ($400,000,000) evidenced by the Original Note, of which $400,000,000 is outstanding, shall be, and hereby is, exchanged and replaced in its entirety for the following:

         (i) A principal indebtedness of Ninety Million and No/100 Dollars ($90,000,000) to be evidenced by Note A-1, which Note A-1 will be executed and delivered by Borrower to German American Capital Corporation simultaneously herewith;

         (ii) A principal indebtedness of Ninety Five Million and No/100 Dollars ($95,000,000) to be evidenced by Note A-2, which Note A-2 will be executed and delivered by Borrower to German American Capital Corporation simultaneously herewith;

         (iii) A principal indebtedness of Thirty Five Million and No/100 Dollars ($35,000,000) to be evidenced by Note A-3, which Note A-3 will be executed and delivered by Borrower to German American Capital Corporation simultaneously herewith;

         (iv) A principal indebtedness of Ninety Four Million and No/100 Dollars ($94,000,000) to be evidenced by Note A-4, which Note A-4 will be executed and delivered by Borrower to German American Capital Corporation simultaneously herewith;

         (v) A notional indebtedness of Eighty Six Million and No/100 Dollars ($86,000,000) to be evidenced by Note A-X, which Note A-X will be executed and delivered by Borrower to German American Capital Corporation simultaneously herewith; and

         (vi) A principal indebtedness of Eighty Six Million and No/100 Dollars ($86,000,000) to be evidenced by Note B, which Note B will be executed and delivered by Borrower to German American Capital Corporation simultaneously herewith.

2. Note A-1, Note A-2, Note A-3, Note A-4, Note A-X and Note B (collectively, the "Replacement Notes") will be executed and delivered simultaneously herewith, in complete substitution and replacement for the Original Note and the Original Note shall be tendered by Lender to the Borrower in exchange therefor. The principal indebtedness evidenced by the Replacement Notes is, in the aggregate, equal to the principal indebtedness evidenced by the Original Note and continues to be secured by the Security Instrument.

3. Nothing contained in this Agreement or the Replacement Notes shall be deemed to, alter the indebtedness evidenced by the Original Note which, pursuant to this Agreement, is replaced with the Replacement Notes and continues to be secured by the Security Instrument. Additionally, nothing contained in this Agreement or the Replacement Notes shall be deemed a novation of the indebtedness evidenced by the Original Note, which, pursuant to this Agreement, is replaced in its entirety with the Replacement Notes and shall continue to be secured by the Security Instrument.

4. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                              LENDER:

                              GERMAN AMERICAN CAPITAL CORPORATION, a
                              Maryland corporation

                              By: /s/    Christopher Tognola
                                  ------------------------------------------
                                  Name:  Christopher Tognola
                                  Title: Vice President

                              By: /s/    Thomas R. Traynor
                                  ------------------------------------------
                                  Name:  Thomas R. Traynor
                                  Title: Authorized Signatory

                                  BORROWER:

                                  731 OFFICE ONE LLC, a Delaware limited
                                  liability company

                                  By: 731 OFFICE ONE HOLDING LLC, a Delaware
                                  limited liability company, its sole member

                                      By:      ALEXANDER'S INC., a Delaware
                                      corporation, its sole member

                                               By:  /s/     Brian Kurtz
                                                    --------------------------
                                                    Name:   Brian Kurtz
                                                    Title:  Assistant Secretary